UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2015

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

513-297-3640

(Registrant's telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York 11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

As previously reported on a current report on Form 8-K filed in November 12, 2015 and as amended on December 7, 2015, on November 9, 2015 and December 4, 2015, Workhorse Group Inc. (the “Company”), entered into Securities Purchase Agreements with several accredited investors (the “Investors”) providing for the sale by the Company to the Investors of 6% Convertible Promissory Notes in the aggregate amount of $13,534,426 (the "Notes"). In addition to the Notes, the Investors also received stock purchase warrants (the “Warrants”) to acquire an aggregate of 1,366,979 shares of common stock of the Company. The Warrants are exercisable for five years at an exercise price of $5.28.

On December 16, 2015, the Company and the Investors entered into Amendment No. 1 to the Convertible Promissory Note providing that the Notes mature on the earliest of (i) two years from the date of issuance, (ii) the day immediately prior to the Company’s listing of its common stock on The Nasdaq Stock Market or the NYSE MKT (the “Listing”) or (iii) a change of control (collectively, the "Maturity Date"). At the option of the Investors, all or a portion of the Notes may be converted into shares of common stock of the Company at $3.50 per share (the “Offering Price”). The Notes are convertible into shares of common stock of the Company automatically on the Maturity Date at the lowest of the Offering Price, lower of the opening and closing prices of the Company’s common stock on the trading immediately prior to the Listing or the price per share paid by public investors in an underwritten public offering conducted in connection with the Listing or the per share consideration paid in a change of control. Attached as Exhibit 99.1 to this Amendment No. 2 to Form 8-K Current Report is a pro-forma balance sheet providing an illustration of the Company following the conversion of the Notes in full and the resulting shareholders’ equity of $9,051,556. There is no guarantee that the Company will be successful in listing on The Nasdaq Stock Market, the NYSE MKT or any other such exchange or that the Notes will be converted as illustrated.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Amendment No. 2 to Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

4.1	Form of Securities Purchase Agreement entered between Workhorse Group Inc. and the Investors (1)

4.2	Form of 6% Convertible Promissory Note issued to the Investors (1)

4.3	Form of Stock Purchase Warrant issued to the Investors (1)

4.4	Form of Amendment No. 1 to the Convertible Promissory Note

99.1	Pro-Forma Balance Sheet

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on November 12, 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: December 16, 2015	By:	/s/ Julio Rodriguez
	Name: Title:	Julio Rodriguez CFO

3